        U.S. SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                          FORM 8-K
         Current Report Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported):

                        February 3, 2016
        VALLEY HIGH MINING COMPANY
 (Exact name of small business issuer as specified in its charter)

Nevada                    000-51232              68-0582275
___________________________________________________
(State of other    (Commission File Number)    (IRS Employer ID No.)
jurisdiction of
incorporation)

                      1325 Cavendish Drive
                           Suite 201
                     Silver Spring, MD 20905
             (Address of principal executive offices)

                          (301) 202-7762
(Registrant telephone number, including area code)
                          PO Box 66
                     Oakdale NY 11769
(former name or former address, if changed since last report)

Item 5.01 Changes in Control of Registrant.

On January 20, 2016, Valley High Mining Company executed a Board of Directors resolution to change its domicile from the State of Nevada to the State of Wyoming.
The submission was completed on February 3, 2016.

A new resident agent was appointed: National Registered Agents, Inc.,
1908 Thomes Ave, Cheyenne, WY 82001

                                                        SIGNATURES

Pursuant to the requirements of Section 12 of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the  undersigned, thereunto duly authorized on February 26, 2016.

                                  VALLEY HIGH MINING COMPANY

                                         By: /s/ Clifford Pope
                                         Clifford Pope, Chief Executive Officer